                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 21, 2002

                            STRUCTURED PRODUCTS CORP.

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

   DELAWARE                         333-89080           13-3692801
   --------                         ---------           ----------
   (STATE OR OTHER JURISDICTION     (COMMISSION FILE    (IRS EMPLOYER
   OF INCORPORATION OR               NUMBER)            IDENTIFICATION NUMBER)
   ORGANIZATION)

390 GREENWICH STREET, NEW YORK, NEW YORK                              10013
-------------------------------------------------------------------------------
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                              (ZIP CODE)

REGISTRANT'S TELEPHONE NUMBER INCLUDING AREA CODE (212) 723-9654
                                                  --------------


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Item 1.     CHANGES IN CONTROL OF REGISTRANT.

            NOT APPLICABLE.
Item 2.     ACQUISITION OR DISPOSITION OF ASSETS.

            NOT APPLICABLE.
Item 3.     BANKRUPTCY OR RECEIVERSHIP.

            NOT APPLICABLE.
Item 4.     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

            NOT APPLICABLE.
Item 5.     OTHER EVENTS.

            DOCUMENTS INCORPORATED BY REFERENCE.
            The consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 2001 and December 31, 2000, and for each of the years in the three-year period ended December 31, 2001, included in the Annual Report on Form 10-K of Ambac Financial Group, Inc. (which was filed with the Securities and Exchange Commission on March 26, 2002, Commission File Number 1-10777), the unaudited consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of March 31, 2002 and for the periods ending March 31, 2002 and March 31, 2001 included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended March 31, 2002 (which was filed with the Securities and Exchange Commission on May 13, 2002), as of June 30, 2002 and for the periods ending June 30, 2002 and June 30, 2001 included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc., for the period ended June 30, 2002 (which was filed with the Securities and Exchange Commission on August 14, 2002), and as of September 30, 2002 and for the periods ending September 30, 2002 and September 30, 2001 included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc., for the period ended September 30, 2002 (which was filed with the Securities and Exchange Commission on November 14, 2002), and Current Reports on Form 8-K filed with the Securities and Exchange Commission on January 25, 2002, April 18, 2002, July 19, 2002, August 14,
            2002, October 17, 2002, and November 20, 2002 as such Current Reports related to Ambac Assurance, are hereby incorporated by reference in (i) this Current Report on Form 8-K; (ii) the registration statement (No. 333-89080) of the Registrant; and
            (iii) the Prospectus Supplement and Prospectus relating to TIERS(R) Principal-Protected Minimum Return Asset Backed Certificates Trust Series S&P 2002-19, and shall be deemed to be part hereof and thereof.

Item 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS.

            NOT APPLICABLE.
Item 7.  FINANCIAL STATEMENTS, PRO-FORMA FINANCIAL INFORMATION AND EXHIBITS.

            (a)  NOT APPLICABLE.

            (b)  NOT APPLICABLE.


            (c)  EXHIBITS.
Item 601(a) of Regulation S-K Exhibit No. (EX-23)         Description
                              ----------                  -----------

                                                       Consent of KPMG LLP,
                                                       independent auditors of
                                                       Ambac Assurance
                                                       Corporation and
                                                       subsidiaries in
                                                       connection with TIERS(R)
                                                       Principal-Protected
                                                       Minimum Return Asset
                                                       Backed Certificates
                                                       Trust Series
                                                       S&P 2002-19






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                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated November 21, 2002
                                             STRUCTURED PRODUCTS CORP.


                                             By:   /s/ Matthew R. Mayers
                                                 -------------------------
                                             Name:   Matthew R. Mayers
                                             Title:  Authorized Signatory




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EXHIBIT INDEX


-------------- ------------------------------------------------------- ---------------------
Exhibit No.    Description                                             Paper    (P)   or
-----------    -----------                                             -----------------
                                                                       Electronic (E)
                                                                       --------------
-------------- ------------------------------------------------------- ---------------------
-------------- ------------------------------------------------------- ---------------------
(EX-23)        Consent of KPMG LLP, independent auditors of Ambac      E
               Assurance E Corporation and subsidiaries in connection
               with TIERS(R) Principal-Protected Minimum Return Asset
               Backed Certificates Trust
               Series S&P 2002-19
-------------- ------------------------------------------------------- ---------------------
